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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                  FORM 8-K/A
                                CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(D)
                    OF THE SECURITIES EXCHANGE ACT OF 1934
                       DATE OF REPORT: DECEMBER 1, 1997

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                           KOPPERS INDUSTRIES, INC.
            (Exact name of registrant as specified in its charter)

      PENNSYLVANIA                  1-12716                 25-1588399
     (State or Other              (Commission            (I.R.S. Employer
     Jurisdiction of             File Number)         Identification Number)
     Incorporation)

436 SEVENTH AVENUE PITTSBURGH, PA                          15219-1800
     (Address of Principal                                 (Zip code)
      Executive Offices)

                                (412) 227-2001
              REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE

                     DOCUMENTS INCORPORATED BY REFERENCE:

Item 7. Form S-4 Registration Statement filed January 23, 1998 in connection with the 9 7/8% Senior Subordinated Notes due 2007.



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  This Current Report on Form 8-K/A amends Item 7 of the Current Report on
Form 8-K filed on December 15, 1997.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

  The financial statements, pro forma financial information and exhibits required pursuant to Rule 3.05 of Regulation S-X have been previously filed by the Company as part of a Form S-4 Registration Statement dated January 23, 1998, which document is incorporated by reference to this Form 8-K/A Current Report.

                                   SIGNATURE

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              KOPPERS INDUSTRIES, INC.

Dated January 28, 1998                        By  /s/ Donald E. Davis
                                                 -----------------------------
                                                  Donald E. Davis,
                                                  Vice President and
                                                  Chief Financial Officer